The Decisions We Make June 27, 2013 Exhibit 99.1

Forward Looking Statements
Some slides and comments included here, particularly related to estimates, comments on expectations about future performance or business conditions, may contain “forward looking statements” within the meaning of the federal securities laws which involve risks and uncertainties. You can identify forward-looking statements because they contain words such as “believes,” “project,” “might,”
“expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,”
“estimates” or “anticipates” or similar expressions that concern our strategy, plans or intentions. These forward-looking statements are subject to risks and uncertainties that may change at any time, and could cause actual results to differ materially from those that we anticipate. While we believe that the expectations reflected in such forward-looking statements are reasonable, we caution that it is very difficult to predict the impact of unknown factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors, including those listed under Item 1A in the Partnership’s Form 10-K could adversely affect our future financial performance and cause actual results to differ materially from our expectations.

Experienced Management Team
Management team with proven experience both with Cedar Fair
and in the leisure and hospitality industry
Name Position
Years with
Cedar Fair
Years In
Industry
Matt A. Ouimet (55) President and Chief Executive Officer 2 23
Richard A. Zimmerman (52) Chief Operating Officer 22 26
Brian C. Witherow (46) Executive Vice President and Chief Financial Officer 18 20
Kelley Semmelroth (48) Executive Vice President and Chief Marketing Officer 1 8
H. Philip Bender (57) Executive Vice President 40 40
David R. Hoffman (45) Senior Vice President and Chief Accounting Officer 7 7
Craig J. Freeman (59) Corporate Vice President, Administration 28 33
Duffield E. Milkie (47)
Corporate Vice President, General Counsel and Corporate
Secretary
5 5
Robert A. Decker (52) Corporate Vice President, Planning & Design 14 24

The Decisions We Make
Decisions at all levels of the organization are focused on
maximizing growth and unitholder value
•
Solidify and protect our core business
Cedar Point voted “Best Amusement Park in the World” for 15
consecutive years
•
Extract additional value from our strong attendance base
We entertain more than 23 million guests on an annual basis
•
Pursue the next generation of growth initiatives at a
responsible pace
Invest in incremental guest acquisition and guest spending
opportunities that leverage the existing fixed asset base

Our Approach
Entertainment of Choice
Employer of Choice
Investment of Choice
People Have Choices…

• Deliver the “best-day-of-the-summer”
experience for our guests
• Respect, value and appreciate our
employees
• Drive attractive total return

Cedar Fair’s Fundamentals are Strong
Excellent Regional
Brands
•
Best-in-Class parks within the regions we operate
•
High Net Promoter Scores (NPS)
•
Loyal, high-repeat customer base
Experienced
Management Teams
•
Deep bench of talent
•
Diverse backgrounds of experience
•
Long history of delivering results
Competitive
Advantages
•
Strong barriers to entry
•
No comparable at-home digital experience
•
Business model that supports seasonal operations
•
Resort lodging adjacent to our core properties
Strong Returns and
Growth Opportunities
•
Deliver strong, consistent returns
•
Continuous investments support organic growth
•
Continuous expense discipline
•
Balanced approach to allocation of excess capital
•
MLP structure

Deliver strong, consistent returns

(a) Includes attendance for amusement parks and separately-gated outdoor water parks
(b) Acquisition of Michigan’s Adventure and Knott’s Soak City – Palm Springs in2001
(c) Acquisition of Geauga Lake in 2004
(d) Acquisition of Kings Island, Canada’s Wonderland, Kings Dominion, Carowinds and California’s Great
America in 2006
(e) See Appendix for reconciliation of Adjusted EBITDA

Continuous Expense Discipline

Focus on maintaining and modest expansion of industry-
leading Adjusted EBITDA margins
(a)
(a) Source:  SEC filings for 2008 – 2012
(b) Information not available for SeaWorld

2013 YTD Attendance and Revenue Trends

We remain on track to meet our 2013 Net Revenue and
Adjusted EBITDA guidance
• Through June 23, total revenue
increased 5%
Average in-park guest per capita
spending up 4%
Attendance up 1%
Out-of-park revenues up 5%
• 2013 capital projects on plan
and on budget

2013 YTD Attendance and Revenue Trends

We remain on track to meet our 2013 Net Revenue and
Adjusted EBITDA guidance
• 2013 guidance
Net revenues between $1.090
billion and $1.115 billion
Adjusted EBITDA in the range of
$400 million to $410 million

$317
$359
$375
$391
$400-$410
$450+
2009 2010 2011 2012 2013 2016
~4% CAGR
Strategic Growth Opportunities
Adjusted EBITDA (a) Growth
• Enhanced guest experience
• Improved consumer messaging
• Dynamic pricing and advance
purchase commitments
• Premium product offerings
• Strategic alliance fees and
promotional leverage
• Capital and expense productivity
($ in millions)
Strategic Growth Drivers
(a)  See Appendix for Adjusted EBITDA reconciliation
On track to achieve targeted Adjusted EBITDA of $450+ million by 2016

Distribution Increase
Unit Buyback
Investment in Organic Growth
Excess Cash Flow Decisions
Sustainability and growth of the distribution is forefront in the decision-making process

2013 Distribution of
$2.50 per unit
represents a yield of
6.4%
(a)
Future distribution growth in line
with the growth of the business
Debt Repayment
(a) Based on a closing price of $39.11 on June 21, 2013.

13 FINANCIAL OVERVIEW Brian Witherow Executive Vice President and Chief Financial Officer

Financial Overview
Our business model provides substantial operating and
financial flexibility allowing us to maximize unitholder value
•
Long history of delivering strong results
Recession resilient business model
•
On track to achieve short & long-term financial targets
•
Solid capital structure with no near-term maturities
•
Favorable partnership structure
•
Significant free cash flow

Long History of Growth 15

Diversified Cash Flow Diversified revenue and Adjusted EBITDA stream across the Company portfolio 16

Early Season Attendance and Revenue Trends
As we head into our core operating season, we feel very good about our plans, progress and potential.
•
Revenues up 5%, or $18 million through June 23, 2013
Strong early season performance by KBF, CP and CGA in both
attendance and in-park spend
•
Season pass revenues up approximately 20% when
compared with this time last year
•
Group bookings and resort reservations up from this time
last year

$317
$359
$375
$391
$400-$410
$450+
2009 2010 2011 2012 2013 2016
~4% CAGR
Strategic Growth Opportunities
Adjusted EBITDA (a) Growth
• Enhanced guest experience
• Improved consumer messaging
• Dynamic pricing and advance
purchase commitments
• Premium product offerings
• Strategic alliance fees and
promotional leverage
• Capital and expense productivity
($ in millions)
Strategic Growth Drivers
(a)  See Appendix for Adjusted EBITDA reconciliation
18
On track to achieve targeted Adjusted EBITDA of $450+ million by 2016

Advance Purchase Commitment (APC) Opportunities
•
E-commerce sales have increased more than 50% since the
new platform was introduced in February 2012
Response to installment payment program remains strong, resulting in incremental sales
Year-to-date, season pass sales up in units in price on the back of strong 2012 results
Installment payment for resort hotels introduced in January 2013

APCs provide protection against visitation disruption events and drives in-park spending elasticity

Advance Purchase Commitment (APC) Opportunities
•
Data capture supports new
customer relationship
management platform
•
To-date, approximately 1/3 of
Fast Lane tickets sold online
•
Provides hedge against time
poverty and other entertainment
offerings

APCs provide protection against visitation disruption events and drives in-park spending elasticity

We offer all consumers the right price (and no less), focused on true incremental behavior
•
Fast Lane and other Premium Benefit Offerings
•
Resort Hotels
•
Advanced implementation of POS systems allows for more
consistent, real-time data
•
Development of an in-house Revenue Management
department

Dynamic Pricing Opportunities

Capital Expenditures
•
Marketable capital investments average 9% of net revenues
Invest an additional 9% for labor and material for annual maintenance expense through P&L
~18% of revenue spent on physical plant
•
Incremental capital investments of ~$20 million in deferred
infrastructure
Advance implementation of POS systems at four properties
Resort refreshment
•
Review of non-core asset
(i.e. Knott’s Soak City – San Diego)
•
ROI target is to achieve returns of >15% on marketable
investments in new rides, attractions and hotels

Expense Productivity
We apply disciplined metrics to the prioritization of capital and management of expenses
•
High fixed cost structure provides leverage for incremental
visits and in-park spending
Labor is largest cost - ~55% of operating expenses
Large seasonal workforce with minimal impact from new healthcare reform
•
Opportunity to expand margins over the long-term through
disciplined expense control
Ongoing commitment to re-invest in the overall guest experience at a measured pace (i.e. Knott’s Berry Farm)

Solid Balance Sheet
Our focus on de-leveraging has provided us with the financial flexibility to capitalize on future opportunities

•
Reliance on revolving credit
facility has been significantly
reduced over past 5 years
•
2012 Consolidated Leverage
Ratio was 3.9x
Based on 2013 guidance
expected to be 3.7x at 12/31/13

Debt Profile
•
Total variable-rate term debt has been converted to a fixed-
rate through the use of interest rate swap agreements
•
No maturities until our revolving credit facility matures in
2018
Revolver capacity = $255 million
•
Cost of debt is expected to be ~6.3% in 2013
•
Call premium on the $405 million, 9 1/8% unsecured notes
meaningfully decreases over the next 12 to 15 months

Why an MLP?
•
Strong cash flows that exceed the needs for organic growth
and expansion
•
Structure is flexible to allow Cedar Fair to operate and
manage its business and financial position without
significant restrictions
No restriction on partnership from both “owning” and “operating”
its assets (vs. REITs)
Expansion into same lines (i.e. amusement parks, hotels/lodging, retail, etc.) of business does not jeopardize tax
•
Avoid double-taxation of cash flow
•
Good acquisition currency

Significant Free Cash Flow

Strong operating results allow for continued distribution
growth, while also providing us with the flexibility to explore additional investment in organic growth opportunities
FUNforward
(In millions, except per unit amts)
Projected 2013 2016 Target
Adjusted EBITDA $400 - $410 $450+
Capital Expenditures ~120 ~110
Cash Taxes 10 - 15 ~40
Cash Interest ~100 ~85
Excess Cash Flow $165 - $180 ~$215
Excess Cash per Unit $2.95 - $3.22 ~$3.85+

OPERATIONAL OVERVIEW Richard Zimmerman Chief Operating Officer

Operational Overview
Our core operations are strong with opportunities to grow.
•
High quality, well maintained parks
•
Loyal high-repeat customer base
•
Seasoned, dedicated management
•
Resort lodging compliments our core properties
•
FUNforward growth opportunities
Enhanced guest experience
Premium product offerings

High Quality, Well Maintained Parks Our core operations are strong with opportunities to grow 30

Loyal, High-Repeat Customer Base
Ingrained tradition has led to a loyal, high-repeat customer base
•
9 out of 10 guests are repeat
visitors
•
~40% of attendance from
season passholders
Expected to grow in 2013
•
Strong Net Promoter Scores
•
Majority of guests come from
within a 150 mile radius
CP draws from outside this radius

Genetic
Vacation
Behavior

Seasoned, Dedicated Management
New employee initiatives introduced to ensure deep bench of
talent is maintained for the future

Name Park
Years with
Cedar Fair
Years In Industry
H. John Hildebrandt (64)
Cedar Point 40 40
Raffi Kaprelyan (51)
Knott’s Berry Farm 34 34
Norm Pirtovshek (59)
Canada’s Wonderland 34 34
Greg Scheid (50)
Kings Island 25 26
Bart Kinzel (47)
Carowinds 23 23
Pat Jones (51)
Kings Dominion 34 34
Jason McClure (43)
Dorney Park 12 12
Raul Rehnborg (43)
California’s Great America 26 26
Dave Frazier (48)
Valleyfair 20 26
Frank Wilburn (47)
Worlds of Fun 30 30
Camille Jourden-Mark (47)
Michigan’s Adventure 30 30

Cornerstones
Cedar Fair is dedicated to providing our guests with world-class thrills, fun and family entertainment, guided by the principles of safety, service, courtesy, cleanliness and integrity.

Our Properties
Cedar Point:  Sandusky, Ohio
•
Voted “Best Amusement Park
in the World” for 15 straight
years
(a)
Only amusement park to ever
hold this title
Home to Millennium Force, the
“#1 Steel Coaster in the World”
Highest attended seasonal
amusement park – more than
3 million guests annually

(a)  Source:  Amusement Today, September 2012

Our Properties
Cedar Point:  Sandusky, Ohio
•
America’s only super-regional
amusement park
Resort lodging compliments
seasonal operations
Draws guests from all 50 states
•
Highest margins and in-park
guest per capita spend in our
portfolio
•
Highest guest length-of-stay

Our Properties
Cedar Point:  Sandusky, Ohio
Growth opportunities:
Attract unique visitors from outer
markets
Growth in season pass sales
Advance Purchase Commitments
Additional premium product
offerings
Increased capture rates on food

•
In-park spend
•
Attendance

Our Properties
Cedar Point:  Sandusky, Ohio
Growth opportunities:
“Place-making” – 144 year old park has areas that could be “refreshed”
-
Additional focus on rides and attractions the entire family will enjoy
Under-utilized assets (i.e. beach, waterfront property)
Resort hotels – good, better, best experience

•
Capital Expenditures

Our Properties
Knott’s Berry Farm:  Buena Park, California
•
Year-round park with renowned
seasonal events
“Haunt” consistently voted one
of the “Best Halloween Events in
the World”
(a)
•
Deep in heritage and tradition
Fondly known as “The Farm”
Fits the competitive landscape
as the “park of the locals”

(a)  Source:  Amusement Today, September 2012

Our Properties
Knott’s Berry Farm:  Buena Park, California
Growth opportunities:
Growth in season pass sales
Advance purchase commitments
(i.e. Haunt)
•
“Place making”
•
Premium product offerings
•
Dynamic pricing around special
events

•
Value proposition within the
region it operates

Our Properties
Canada’s Wonderland:  Toronto, Ontario
•
Canada’s “National Amusement
Park”
•
Largest collection of roller
coasters and attractions in Canada
•
Large season passholder base
More than 50% of their annual
attendance
•
Balanced mix of thrill, family and
water attractions

Our Properties Canada’s Wonderland: Toronto, Ontario Growth opportunities: • Special events • Expansion of mass transit system • Extending the length of stay • Premium product offerings

Our Properties
Kings Island:  Cincinnati, Ohio
•
Voted “Best Kids’ Area in the World”
for 12 years in a row (a)
•
Deep in heritage and tradition
•
Large season passholder base
More than 50% of their annual
attendance
•
Employees with multi-park experience
allows for successful testing of new
products and initiatives

(a)  Source:  Amusement Today, September 2012

Our Properties
Kings Island:  Cincinnati, Ohio

Growth opportunities exist:
•
Strong value proposition for park
size and regional market location
•
Premium product offerings
•
Introduction of additional “thrill”
attractions

Resort Properties Complement Seasonal Business
Staying onsite allows guests to enjoy our parks at their own pace, creating more memories with their family and friends
•
We own and operate:
5 Hotels - ~1,700 rooms
5 Campgrounds, including
deluxe RV sites and cabins
2 Marinas
•
Resorts and upscale
campgrounds extend the
length of stay of our guests

Resort Properties Complement Seasonal Business
•
Opportunities exist to
expand these offerings at
many of our regional park
locations
Cabins and upscale
campgrounds are an attractive,
low cost investment
Significant undeveloped land
adjacent to majority of our
parks

Staying onsite allows guests to enjoy our parks at their own pace, creating more memories with their family and friends

Enhanced Guest Experience
We deliver compelling value for the price paid, at every park, every day
•
Balance of thrill and family-friendly offerings sustain
valuable family:teen audience mix
•
Broader entertainment offerings; improved
“Streetmosphere”
•
Changing the way we think about in-park revenue channels
Re-prioritizing square footage to where we see revenue
opportunities
Introduction of Plinko to win front of line pass for a specific ride

Enhanced Guest Experience
We deliver compelling value for the price paid, at every park, every day
•
Quality enhancements in food to drive greater capture and
support pricing premiums
Introduction of Corporate Foods Department to ensure best
practices utilized across all properties
Re-engineered food menus for 2013 operating season
To-date total food per capita is up 4%
Coke – leverage one beverage provider across all properties

Premium Product Offerings
We will continue to expand our premium offerings to
benefit-oriented consumers
•
Fast Lane
Sales up when compared with this time last year
2012 was the first year of implementation across all properties
Most popular at parks with large number of thrill rides
Expanded capacity at Cedar Point in 2013 through introduction of GateKeeper
Fast Lane Plus upgrades have been strong
•
Refreshment of Hotel Breakers will allow us to offer resort
guests a “good, better, best” experience

49 Q & A * * * * * * * *

4 BUILDING FUN Rob Decker Corporate Vice President, Planning and Design

$317
$359
$375
$391
$400-$410
$450+
2009 2010 2011 2012 2013 2016
~4% CAGR
Strategic Growth Opportunities
Adjusted EBITDA (a) Growth
• Enhanced guest experience
• Improved consumer messaging
• Dynamic pricing and advance
purchase commitments
• Premium product offerings
• Strategic alliance fees and
promotional leverage
• Capital and expense productivity
($ in millions)
Strategic Growth Drivers
(a)  See Appendix for Adjusted EBITDA reconciliation
5
On track to achieve targeted Adjusted EBITDA of $450+ million by 2016

Planning and Design Overview
• What makes FUN fun
• Strategic planning
• Decisive execution
• Controlled investment
• Targeted development
• Opportunities for future growth
Long-term strategic planning allows us to optimize capital expenditures through controlled spend and increased marketability, resulting in lower guest acquisition costs

What Makes FUN Fun
• Long-term focus on the guest experience
• Investing to scale
• Strong identity for new rides and
attractions
Diamondback
Leviathan
GateKeeper
• Experienced in-house design team
Balanced mix of thrill and family rides and attractions creates memories for all generations

54

55

56

57

58

Strategic Planning
• Execute the business plan
Analysis – understand our audience and how our parks work
Translates company objectives near term
Monitor progress
Set clear direction and goals for the future
Strong in-house design team guides the process ensuring a
unique, timeless and memorable experience

Decisive Execution
• Customer-centric creative division
Serves all Cedar Fair properties
Keeps all design activity in-house
Match creativity to business plan
• Create, innovate and drive mass
appeal
• Develop entertaining, unique products
• Customize our product to fulfill
operation needs to exceed the guest’s
expectations

Controlled Investment
• Build on strengths and fill gaps
Best practices across the parks
Alternate thrill rides, family attractions and infrastructure improvements to maximize target audience and customer
spending
• Manage development costs
Cedar Fair soft costs are 1-2% on major projects and are
among the lowest in the industry
Cost control through combined purchases, duplicated
successes and “keeping it simple”

63

64

Targeted Development
• Attractions:
Focus on creating memorable, repeatable, reprogrammable
and unforgettable experiences
• Seasonal Events:
Haunt, parades, nighttime experiences
• Revenue Centers:
Retail shops, resorts, restaurants, snack stands, carts and
games

66

67

68

69

70

71

72

73

74

75

Targeted Development
• Placemaking
Roots in Urban Design
Creating identity
Invest in guest comforts by
providing appealing and
welcoming places
The guest is our key
consideration

Placemaking is forefront in the development process as we
build an attraction or area that the guest is able to identify with

Targeted Development 2013
• Cedar Point – GateKeeper
and front gate
Create a “sense of place” – a
strong visual statement
Evoke an emotional response
Generate excitement around a
one-of-a-kind place

June 26, 2013 78

79

80

81

82

83

84

Targeted Development 2013 • Knott’s Berry Farm - Boardwalk area Family ride product Cluster to reach critical mass, scale Style and environmental planning 85

86

87

Targeted Development 2013 Classic seaside architecture combined with water and boardwalk elements to create a tranquil setting for family attractions 88

89

Targeted Development 2013 • Knott’s Berry Farm - Renovated Log Ride Restore, refresh, reflect Classic log ride – a heritage piece for the park Market feedback – “Restore the legacy of the park” 90

91

92

93

94

Opportunities • Updating areas within aged parks • Undersized parks relative to market size Example: Carowinds • Activation of unused, low-traffic areas • Adjacent resorts 95

Opportunities - Resort
• Cedar Point’s Hotel Breakers
Full renovation – a strategic niche to raise the bar on everyone’s park experience
• Cabins & Campgrounds
Cedar Point, Carowinds, Kings Dominion, Kings Island and
Michigan’s Adventure
Strong ROI, length of stay and customer loyalty
Adjacent resorts and upscale campgrounds favorable
complement to our seasonal operations

IT Update Jim Rein Corporate Vice President, Information Technology

Today’s Technology Ready to adapt a changing environment with an emphasis on enhancing our guest experience • Infrastructure • Ticketing • E-Commerce • Mobile • Point-of-Sale (POS) • Opportunities 98

Infrastructure
The completion of basic technology infrastructure
allows us to begin focusing on enhancing the overall
guest experience
• Expanding beyond traditional networks
Real time services
Wifi, Wimax, Cellular
Ability to connect anything to anywhere
Wireless turnstiles, real time surveys
Wireless POS
Wifi in dorms and hotels

Ticketing
Evolution of ticketing has revolutionized the offerings
available to guests as they plan their day(s) in advance
• Need to support dynamic pricing and marketing
programs
• Bundling
Admissions, food, parking, Fast Lane all on one ticket
• Expand Advance Purchase Commitments
Cabanas, Strollers, Wheelchairs, etc.

E-Commerce Platform
•
Outsourced in 2012 to accesso
Industry leader in online ticketing
• Expanded menu of available online products
Season passes - “multi-level offerings”
Halloween events - “dynamic pricing”
Special promotions - “Cleveland Clinic”
• Installment payment programs
Season passes, hotel reservations
Common e-commerce platform allows for enhanced
guest analytics and  expanded options

Actionable
E-Commerce Ticket Sales

• Green ticket buttons are
intuitive and clear for
purchase of tickets
• Several options for
purchase on one page
gives the guest choices
• Prices and specials are
clearly featured for
various options

Upsell Opportunities
E-Commerce Ticket Sales

• Guests have the
opportunity to bundle
packages
• Upsell opportunities with
premium benefits,
parking, fast lane and
meal offerings
• Easy and intuitive to plan
for vacation

Mobile
Capitalizing on mobile trends through park specific
apps
• >1 million app downloads in 2012
• Rapidly expanding sales vehicle for tickets
• Hotel reservations
• Expanding  the “Plan Your Day” before and during the visit

•
Room charges available at 450 locations
at Cedar Point
•
Knott’s Berry Farm and Worlds of Fun
added in 2013
•
Accepts E-tickets for food, Fast Lane, etc.
•
2D scanners everywhere
•
Process RFID devices as payments
Point-of-Sale Systems
2D scanners allow us to accept mobile devices
anytime and anywhere

Opportunities
Technology remains a major opportunity across our
parks as we continue to drive a better, more connected
guest experience
• Mobile Payments
• Gate Keeper
• CRM
• Wireless
• Augmented Reality

7 Jason McClure Vice President & General Manager, Dorney Park

Dorney Park & Wildwater Kingdom
Allentown, PA
•
Combined Amusement and Water
Park
“Two Great Parks for the Price of One”
•
Founded in 1884, one of the oldest
traditional amusement parks in
operation
•
Attractive markets – Philadelphia,
Baltimore, and New York

9 Challenge: Average guest spend in water parks has historically been lower than in amusement parks….Why? Wallet is in the locker 109

10
FastPay
Our incubator of 11 unique parks allows us to test a
concept such as FastPay before broadly rolling it out
• FastPay is a pre-paid gift card program
• Media options include:
Multiple use RFID wristband
Single use RFID wristband
Bar code enabled gift card
• FastPay may be used at all in-park food and merchandise
locations throughout the park

11
FastPay
Multiple methods of activation and universal redemption
make the product easily accessible and front-of-mind
• Purchase at park
Front gate ticket booths or
guest services
Merchandise locations
FastPay kiosks

112 FastPay Multiple methods of activation and universal redemption make the product easily accessible and front-of-mind • Purchase online and exchange voucher for a wristband at the front gate

13 FastPay Guest awareness is vital to the success and launch of new programs 113

14
FastPay Update
Guest awareness is vital to the success and launch of
new programs
• In-Park
Main Plaza – web redemption
booth
Kiosk displays
Merchandise locations:
counter displays & window
clings
In-park displays and banners

15
FastPay
FastPay provides convenience for the customer and
increased in-park spend and enhanced data on guest
spending patterns for the Company

• Enhanced guest experience
Money is easily accessible without the hassle of carrying cash or visiting a locker
• Capital and Expense Productivity
Leverages existing point-of-sale capabilities
Enhances controls by reducing the number of cash transactions

16
FastPay
FastPay provides convenience for the customer and
increased in-park spend and enhanced data on guest
spending patterns for the Company

• Dynamic pricing and advance
purchase commitment
Funds committed to Dorney Park
Bonus cash and other incentives
–
Manage and promote spending
without menu discounting or
price changes

17 MARKETING OVERVIEW Kelley Semmelroth Executive Vice President and Chief Marketing Officer

Marketing Overview

1. Our Approach
- Planning and Execution
2. Short & Long Term Goals
- Building for the future while maximizing today’s opportunity
3. Messaging Strategies
- Thrills Connect and Certified Fun
4. CRM Evolution
- Building relationships while growing attendance & sales

Our Approach
Our unique marketing planning process allows for shared learning and increased efficiencies across the portfolio while driving optimal performance at the local level
1
Portfolio Level Planning,
Messaging & Creative
CRM, Web/Ecommerce,
Pricing & Season Pass
In-Park POS, Event, PR, Social,
Group Sales & Promotions
Market Level Audience, Media, Timing

Priorities Today

•
Maintain & Grow Season Passholder
Segment
Acquire incremental Passholders with pre-
season pricing strategies
Increase renewals of existing Passholders
Improve value exchange
•
Build Unique Visits
Attract new households into our franchise
Break down cost and time barriers
Fully penetrate core markets, while
expanding into growth markets

Priorities Today

•
Leverage the Base
Build CRM data infrastructure and
test more timely, relevant Guest
communications
Cross-Sell “one more”…ticket,
pass, beverage, meal, etc.
Drive awareness and
consideration of premium
services/products before, during
and after ticket purchase

Longer-Term Goals
•
Build brand differentiation and own our positioning(s)
•
Increase loyalty and extract additional value from our
growing Guest base
•
Continually improve marketing effectiveness and optimize
spend
Guest Acquisition Cost
•
Seed new growth initiatives

Our Guests
5
Research tells us that Cedar Fair rides, particularly our Coasters, are a big reason for their visit(s) year after year.  However, Connecting with
Friends and Family is consistently our highest ranking motivator.

Our Messaging
1
Thrills Connect advertising campaign launched in 2012 for all seasonal parks. We continue to build on this very own-able positioning in 2013.

World’s Best Amusement
Parks With the Best
Collection of Thrills
Over Friended, Under
Connected; Seeking
Active Getaway Get-
togethers
Thrills Connect

Our Messaging
We continuously manage the right mix of emotion, product and urgency messaging as we drive consideration and purchase throughout the season.

Emotion
Product
Promotions
2 for 1
Water Park CP GateKeeper
CGA Gold Striker
Halloween/Haunt
Coaster Thrills
Promo Shell Season Pass
Dinosaurs Alive!
2
Halloween/Daytime
Kid Appeal

Our Guests
•
Fans have a true and deep
emotional connection with this park
•
Rooted in nostalgia, but also
grounded in today’s experience

Connecting
is just as important for our Guests at Knott’s Berry Farm,
but we have a different opportunity at our SoCal park.

Our Messaging
4
By reclaiming and focusing its authentic story, Knott’s Berry Farm is now building a strong and differentiated position within the market

The guy next door who is
easy to be around, with
an inviting daredevil
spirit that keeps you on
your toes
Be the local champion.
Create Orange County
community
connectedness
Where Fun is Fun

Our Messaging 5 We continue to build the new Knott’s Berry Farm brand positioning, weaving “The Farm” throughout. 128 Promotion Product Boardwalk/3 New Rides Halloween/Haunt Season Pass

At Cedar Fair, CRM is all about knowing our Guests and
delivering on their needs and wants.
•
Capturing and mining Guest-level information
Self-reported data
Sales transaction history
Visitation/redemption data
Marketing response behavior
•
Presenting customized and meaningful value-add offers at
the times most relevant to them in order to stimulate
action

Customer Relationship Management (CRM) Defined

At Cedar Fair, CRM is all about knowing our Guests and
delivering on their needs and wants.
•
The 2013 CRM programs provide:
The ability to test various offers and
messaging
Refine targeting ability to increase
revenue while gaining spend
efficiencies
Increase speed to market; event
triggered communications
Build and rollout highest return
programs in 2014

Customer Relationship Management (CRM) Defined

CRM Acquisition Program
•
Leveraged TV creative look and feel to deliver integrated campaign
•
Customized images and copy based on Guest behavior as well as specific park
•
Multi channel promotion utilizing targeted direct mail, email and social
•
Message focus on the benefits of Season Pass, including Easy Pay option deadline
3

•
Personalized creative to the
“buyer” of the single day tickets
•
Acknowledge recent visit while
promoting the Season Pass
upgrade offer
•
Use of one time promo code to
control sharing of the offer
•
Reminder to connect with the
park through mobile media
channels

CRM Trigger Program

CRM Metrics
Maintain and Grow
Season Passholder Segment
Increase Renewal Rate
Increase SP Activation
Deliver Incremental
Revenue
Increase Visits per
Passholder
Build Unique Visits & Improve
Marketing Effectiveness
Drive Incremental
Unique Visits
Deliver Incremental
Revenue – PreArrival
Upsell/Xsell
Improved ROI – modeling
and analytics
Increase Guest Loyalty and
Extract Incremental Value
Increase Visits per Guest –
Bounce Backs
Migrate to SP
Increase Length of Stay
Reduce Lapsed Visitation
Guest Marketing DataMart (GDM)

Appendix 7 * * * * * * * * * *

(a) Other non-recurring costs include litigationexpenses and costs for SECcompliance matters relatedto Special Meeting requests, as well as contractual obligations associated with the relocation of a future rideand with the transition toa new advertisingagency.
(b) Adjusted EBITDA represents earnings before interest, taxes, depreciation, amortization, other non-cash items, and adjustments as defined in the Amended 2010 Credit Agreement.
The Company believes Adjusted EBITDA is a meaningful measure of park-level operating profitability.  Adjusted EBITDA is not a measurement of operating performance computed in accordance with generally accepted accounting principles and is not intended to be a substitute for operating income, net income, or cash flow from operating activities, as defined under generally accepted accounting principles.  In addition, Adjusted EBITDA may not be comparable to similarly titled measure of other companies.

EBITDA Adjustments
Note: For years prior to 2011, a reconciliation of Adjusted EBITDA to net income (loss) can be found in our Annual Report on Form10-K for that year.
($ in millions) 12/31/2012 12/31/2011
EBITDA $371 $365
Plus: net effect of swaps (1.5) (13.1)
Plus: unrealized foreign currency (gain) (9.2) 9.8
Plus: equity based compensation 3.3 (0.2)
Plus: loss on impairment of goodwill and other intangibles - -
Plus: loss on impairment/ retirement of fixed assets, net 23.7 2.6
Plus: terminated merger costs - 0.2
Plus: refinancing costs - 1.0
Plus: licensing dispute settlement costs - -
Plus: other non-recurring costs
(a)
4.2 9.5
Total Adjusted EBITDA
(b)
$391 $375
EBITDA Adjustments